UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

AMERICAN COPPER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-163815	98-0642409
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1600 Broadway, Suite 1600

Denver, Colorado 80202

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (303)386-7203

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement

On July 3, 2013 (the “Closing Date”), American Copper Corp. (the “Company”), entered into an investment agreement (the “Investment Agreement”), with US Copper Investments Ltd. (the “Subscriber”) whereby the Subscriber shall have the option to purchase up to $12,500,000 of the Company’s common stock, par value $0.00001 (the “Common Stock”).

The Investment Agreement provides that the Company may, in its sole discretion and subject to the terms of the Investment Agreement, from time to time during the Open Period (defined below), deliver a notice (the “Put Notice”) to the Subscriber which states the dollar amount of shares of Common Stock that the Company intends to sell to the Subscriber on a date specified in the Put Notice (the “Put”). The amount of each Put (the “Put Amount”) shall have a minimum of $50,000 and a maximum of $250,000. The purchase price per share to be paid by the Subscriber for each Put Amount will be calculated at a ten percent (10%) discount to the weighted average price of the closing bid prices of the Common Stock for twenty(20) consecutive trading days immediately preceding the Put Notice. The Open Period begins on the Closing Date and ends thirty-six (36) months after such date, unless earlier terminated in accordance with the Investment Agreement (the “Open Period”).

The purchase by the Subscriber of shares of Common Stock subject to a particular Put is entirely at the discretion of the Subscriber, and shall occur on a date no later than ten (10) trading days following the date of the applicable Put Notice.

The foregoing description of the Investment Agreement is qualified in its entirety by reference to the provisions of the Investment Agreement filed as exhibit 10.1 to this Current Report on the Form 8-K (this “Report”), which is incorporated by reference.

Item 3.02	Unregistered Sale of Equity Securities

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the shares of Common Stock were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Investment Agreement, dated July 3, 2013, by and among American Copper Corp., and US Copper Investments, Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COPPER CORP.

Dated: July 10, 2013	/s/ Alexander Stanbury
Alexander Stanbury
President, Chief Executive Officer, Secretary,
Treasurer, and Chief Financial Officer.

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